EXHIBIT 99.5



        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  INTRODUCTION


The accompanying unaudited pro forma condensed consolidated financial statements reflect the consolidated financial position of CompDent Corporation (the Company) as of March 31, 1996, and the results of its consolidated operations for the year ended December 31, 1995 and the three months ended March 31, 1996 after giving pro forma effect to (i) the purchase of CompDent Corporation (CompDent), Texas Dental Plan, Inc. and Affiliates (Texas Dental), and Dental Care Plus Management, Corp. and its Affiliate, I.H.C.S., Inc. (Dental Care Plus), (ii) the initial public offering of common stock that was completed June 1, 1995, and (iii) the second offering of common stock that was completed August 25, 1995. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the respective historical financial statements of the Company, Texas Dental, and Dental Care Plus, and the related notes thereto. The unaudited pro forma information does not purport to be indicative of actual results that would have been achieved had the acquisitions and offerings actually been completed as of the dates indicated on the following pages nor which may be achieved in the future.

           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1996
                                (in thousands)


                                                                                                                Company
                                                                                                               Pro Forma
                                                                      Dental                    Pro Forma    Consolidated
                                                      Company(s)   Care Plus(s)  IHCS(s)      Adjustments(t)   As Adjusted
                                                     ---------------------------------------------------------------------
ASSETS
Current assets:
  Cash and cash equivalents......................    $ 23,567         ($322)     $  300                        $ 23,545
  Premiums receivable............................       4,352           648         723            ($712)         5,011
  Dental indemnity premiums due and unpaid.......         716                                                       716
  Assets held for sale...........................         519                                                       519
  Deferred income taxes..........................       2,223                                      2,977          5,200
  Other current assets...........................         285           128         531                             944
                                                     ------------------------------------------------------------------
     Total current assets........................      31,662           454       1,554            2,265         35,935
                                                     ------------------------------------------------------------------
Restricted funds.................................       1,463                                                     1,463
Property and equipment, net......................       2,059           329                         (281)         2,107
Excess of purchase price over net assets acquired      96,426                                     39,027        135,453
Noncompetition agreements........................       1,405           114                         (101)         1,418
Deferred income taxes............................         441                                        163            604
Reinsurance receivable...........................       5,432                                                     5,432
Other assets.....................................         801            59         177                           1,037
                                                     ------------------------------------------------------------------
      Total assets...............................    $139,689        $  956      $1,731          $41,073       $183,449
                                                     ==================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Unearned revenue...............................    $ 12,531                                                  $ 12,531
  Dental claims reserve..........................       9,864                                                     9,864
  Accounts payable and accrued expenses..........       1,810        $  201      $  278          $ 3,093          5,382
  Other..........................................       1,043         1,463         696                           3,202
                                                     ------------------------------------------------------------------
      Total current liabilities..................      25,248         1,664         974            3,093         30,979
                                                     ------------------------------------------------------------------
Aggregate reserve for life policies and contracts       5,339                                                     5,339
Notes payable....................................       4,000            29                       38,000         42,029
Other liabilities................................         678                                                       678
                                                     ------------------------------------------------------------------
                                                       35,265         1,693         974           41,093         79,025
                                                     ------------------------------------------------------------------
Stockholders' equity:
  Common stock...................................         100             1         100             (101)           100
  Additional paid-in capital.....................      95,718           250          59             (309)        95,718
  Retained earnings..............................       8,606          (988)        598              390          8,606
                                                     ------------------------------------------------------------------
      Total stockholders' equity.................     104,424          (737)        757              (20)       104,424
                                                     ------------------------------------------------------------------
      Total liabilities and stockholders' equity.    $139,689        $  956      $1,731          $41,073       $183,449
                                                     ==================================================================

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  for the three months ended March 31, 1996
               (in thousands, except share and per share data)



                                                                                                                        Company
                                                                                                                       Pro Forma
                                                                     Dental                       Pro Forma           Consolidated
                                                    Company(m)     Care Plus(m)    IHCS(m)       Adjustments           As Adjusted
                                                   ---------------------------------------------------------          ------------
Revenues.........................................     $31,385        $2,371         $3,228         ($968)(n)              $36,016
                                                   -----------------------------------------------------               ----------
Dental care providers' fees
  and claim costs................................      16,481                        2,045                                 18,526
Commissions......................................       3,013           116             27                                  3,156
Depreciation and amortization....................       1,047            45                          248 (o)                1,340
General and administrative.......................       7,030         2,608          1,042        (1,216)(p)                9,464
                                                   -----------------------------------------------------               ----------
Operating income.................................       3,814          (398)           114            (0)                   3,530
Interest expense.................................        (107)           15              3           950 (q)                  861
Other (income) expense, net......................         (10)                          (2)                                   (12)
                                                   -----------------------------------------------------               ----------
Income before provision for
  income taxes...................................       3,931          (413)           113          (950)                   2,681
Provision for income taxes.......................       1,694                           45          (386)(r)                1,353
                                                   -----------------------------------------------------               ----------
Net income.......................................     $ 2,237         ($413)        $   68         ($564)                 $ 1,328
                                                   =====================================================               ==========

Net income per common share......................     $  0.22                                                             $  0.13
                                                   ==========                                                          ==========
Weighted average number of common
  shares outstanding.............................  10,156,064                                                          10,156,064
                                                   ==========                                                          ==========



      Unaudited Pro Forma Condensed Consolidated Statement of Operations
                     for the year ended December 31, 1995
               (in thousands, except share and per share data)



                                                                                            Initial Public
                                                                                           Offering, Second
                                                                                             Offering And
                                                                                  Texas        Pro Forma
                                                    Company(a)    CompDent(b)    Dental(a)    Adjustments
                                                    --------------------------------------------------------

Revenues.........................................    $106,661       $17,167      $8,639
                                                    --------------------------------------------------------
Dental care providers' fees
  and claim costs................................      62,218        10,285
Commissions......................................      10,763           862       2,067
Depreciation and amortization....................       2,717           249         132       $   992 (c)
General and administrative.......................      20,827         4,031       6,692        (1,659)(d)
                                                    -------------------------------------------------
Operating income.................................      10,136         1,740        (252)          667
Interest expense.................................       1,970                        10        (1,980)(e)
Other (income) expense, net......................        (803)                      (71)
                                                    -------------------------------------------------
Income before provision for income
  taxes and extraordinary item...................       8,969         1,740        (191)        2,647
Provision for income taxes.......................       3,765           767          40         1,247 (f)
                                                    -------------------------------------------------
Income before extraordinary item.................       5,204           973        (231)        1,400
Extraordinary loss, net of applicable
  tax benefit of $305............................        (498)
                                                    -------------------------------------------------
Net income.......................................    $  4,706       $   973      $ (231)      $ 1,400
                                                    =================================================
Net income per common share (g):.................
  Income before extraordinary item...............    $   0.68
  Extraordinary item.............................    $  (0.07)
Net income per common share......................    $   0.61
                                                    =========
Weighted average number of common
  shares outstanding (h).........................   7,351,655
                                                    =========


                                                                                                        Company
                                                                                                       Pro Forma
                                                                 Dental                Pro Forma      Consolidated
                                                    Pro Forma  Care Plus(a)  IHCS(a)  Adjustments      As Adjusted
                                                  ----------------------------------------------------------------
Revenues.........................................   $132,467    $10,038      $9,223    $(2,071)(i)     $  149,657
                                                  --------------------------------------------         ----------
Dental care providers' fees
  and claim costs................................     72,503      1,525       6,361                        80,389
Commissions......................................     13,692                                               13,692
Depreciation and amortization....................      4,090        326           4        992 (j)          5,412
General and administrative.......................     29,891      8,827       2,337     (5,514)(k)         35,541
                                                  --------------------------------------------         ----------
Operating income.................................     12,291       (640)        521      2,451             14,623
Interest expense.................................          -         32          17      3,800 (l)          3,849
Other (income) expense, net......................       (874)        51                                      (823)
                                                  --------------------------------------------         ----------
Income before provision for income
  taxes and extraordinary item...................     13,165       (723)        504     (1,349)            11,597
Provision for income taxes.......................      5,819         (4)          9       (201)(r)          5,623
                                                  --------------------------------------------         ----------
Income before extraordinary item.................      7,346       (719)        495     (1,149)             5,973
Extraordinary loss, net of applicable
  tax benefit of $305............................       (498)                                                (498)
                                                  --------------------------------------------         ----------
Net income.......................................   $  6,848    $  (719)     $  495    $(1,149)        $    5,475
                                                  ============================================         ==========
Net income per common share (g):
  Income before extraordinary item...............   $   0.73                                           $     0.59
  Extraordinary item.............................   $  (0.05)                                          $    (0.05)
                                                  ----------
Net income per common share......................   $   0.68                                           $     0.54
                                                  ==========                                           ==========
Weighted average number of common
  shares outstanding (h)......................... 10,127,748                                           10,127,748
                                                  ==========                                           ==========


                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS
                                 (in Thousands)

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1995 gives effect to the consolidated results of operations for the year ended December 31, 1995, as if the acquisitions of CompDent, Texas Dental, and Dental Care Plus and the offerings occurred at January 1, 1995. The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 1996 gives effect to the consolidated results of operations for the three months ended March 31, 1996, as if the acquisitions of Texas Dental and Dental Care Plus occurred at January 1, 1996. These results are not necessarily indicative of the consolidated results of operations of the Company as they may be in the future, or as they might have been had these events been effective at January 1, 1995 and 1996, respectively. The unaudited pro forma condensed consolidated balance sheet gives effect to the financial position at March 31, 1996, as if the acquisition of Dental Care Plus occurred at March 31, 1996. Such consolidated financial position is not necessarily indicative of the consolidated financial position of the Company as it may be in the future, or as it might have been had these events been effective at March 31, 1996. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of the Company, CompDent, Texas Dental, and Dental Care Plus and the related notes thereto.


PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995 ARE AS FOLLOWS:

(a) Represents the historical condensed consolidated results of the Company, Texas Dental, and Dental Care Plus on a consolidated and combined basis, respectively, for the year ended December 31, 1995.

(b) Represents the historical condensed consolidated results of CompDent for the period January 1, 1995 to July 5, 1995 (the CompDent acquisition date).

(c) Represents the net increase to amortization ($1,009) of the cost over the fair value of net assets acquired over a period of forty years and the increase to amortization ($13) for the noncompete agreements entered into by the former owners of Texas Dental. Depreciation expense ($2) has also been reduced to reflect the sale of certain assets to the former owners of CompDent and to reflect the reduction of depreciation expense ($28) as a result of preliminary purchase price adjustments.

(d) Reflects the elimination of salaries and benefits ($303) paid to the former employee owners of CompDent who will not be replaced and the elimination of salaries and benefits ($1,356) paid to the former employee owners of Texas Dental who will not be replaced.

(e) Reflects the reduction in interest cost ($3,047) resulting from the payment of debt with the net proceeds of the initial public offering and the second public offering, the increase to interest costs ($1,067) resulting from additional debt of $21,332 with interest at 10% associated with the financing of the acquisition of CompDent.

(f)  Reflects applicable income tax effects of adjustments.

(g) Net income per common share is calculated by dividing pro forma net income by the weighted average number of common shares outstanding. Such pro forma net income reflects the impact of the adjustments above. Pro forma net income per common share has been computed after deducting $219 from income attributable to redeemable preferred stock dividend accumulation from the "Company" amounts.

(h) Weighted average number of common shares oustanding is calculated based upon the relevant weighted average shares outstanding and options outstanding and options outstanding (using the treasury stock method) for each calculation presented.

(i) Reflects the reduction of revenues for an intercompany management fee charged by Dental Care Plus Management, Corp. (DCP) to I.H.C.S., Inc.
     (IHCS).

(j) Represents the net increase to amortization for the cost over the fair value of the net assets acquired over a period of forty years.

(a) Reflects the reduction of general and administrative expense ($2,071) for an intercompany management fee charged by DCP to IHCS and ($3,443) for consulting costs incurred by DCP under various contractual arrangements with related entities of DCP which were terminated upon the Company's purchase of DCP.

(b) Represents the increase to interest costs resulting from additional debt of $38,000 with interest at 10% associated with the financing of the acquisition of DCP.

(c) Represents the historical condensed consolidated results of the Company and Dental Care Plus, including its affiliate, I.H.C.S., Inc., on a consolidated and combined basis, respectively, for the three months ended March 31, 1996.


PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 1996 ARE AS
FOLLOWS:

(n) Reflects the reduction of revenues for an intercompany management fee charged by DCP to IHCS.

(o) Represents the net increase to amortization for the cost over the fair value of the net assets acquired over a period of forty years.

(p) Reflects the reduction of general and administrative expense ($968) for an intercompany management fee charged by DCP to IHCS and ($248) for consulting costs incurred by DCP under various contractual arrangements with related entities of DCP which were terminated upon the Company's purchase of DCP.

(q) Represents the increase to interest costs resulting from additional debt of $38,000 with interest at 10% associated with the financing of the acquisition of DCP.

(r) Reflects the applicable income tax effects of adjustments.


PRO FORMA ADJUSTMENTS FOR THE UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET AT MARCH 31, 1996 ARE AS FOLLOWS:

(s) Reflects historical financial position of the Company, DCP, and IHCS at March 31, 1996.

(t) Reflects assumed adjustment based upon a preliminary purchase price allocation for the Dental Care Plus acquisition, including borrowings on the Company's credit facility, the allocation of the purchase price over the fair values of the net assets acquired and the elimination of Dental Care Plus' stockholders' equity.

NOTE: THE USE OF INITIAL PUBLIC OFFERING PROCEEDS TO REPAY OUTSTANDING INDEBTEDNESS RESULTED IN AN IMMEDIATE WRITE-OFF OF $803 ($498 NET OF
         TAX) REPRESENTING UNAMORTIZED LOAN FEES EXISTING AT JUNE 1, 1995.